Exhibit 10.21

CONTENTS Clause Page 1. Definitions And Interpretation .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1 2. Trust For The Secured Parties .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 3. Application Of Proceeds .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 4. Administrative Agent' s Actions .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 5. Resignation Of Administrative Agent .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 6. Change Of Party .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 7. Delegation And Additional Administrative Agents .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 8. Taxes, Expenses And Indemnity .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 9. Amendments And Releases..... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 10. Miscellaneous .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 11. Remedies And Waivers, Partial Invalidity .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 12. Notices .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 13. Winding-Up Of Trust And Perpetuity Period .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 14. Chargors .... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 15. Counterparts ... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 16. Governing Law ..... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 17. Enforcement..... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Schedule 1 ORIGINAL CHARGORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 Schedule 2 FORM OF AGENT ACCESSION UNDERTAKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Schedule 3 FORM OF CHARGOR ACCESSION UNDERTAKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

2 Receiver means a receiver and manager or a receiver or, where permitted by law, an administrative receiver of the whole or part of the Secured Property and that term will include any appointee under a joint and/or several appointment, in each case, appointed under any Security Document. Secured Property means all the assets of the Chargors which from time to time are, or are expressed to be, the subject of the Transaction Security. Security Documents means (a) the English Guarantee and Security Agreement, (b) the English Share Charge, and (c) any other document governed by English law that evidences or creates any guarantee or any Security Interest over any asset of any member of the Group (or other person) to guarantee or secure the Secured Obligations in favour of the Administrative Agent and/or is designated a "Security Document" for the purposes of this Deed by the Administrative Agent and the Chargors. Security Interest means any mortgage, pledge, lien, charge (fixed or floating), assignment, hypothecation, set-off or trust arrangement for the purpose of creating security, reservation of title or security interest or any other agreement or arrangement having a similar effect. Secured Obligations means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Transaction Security means any guarantee or Security Interest created or expressed to be created in favour of the Administrative Agent pursuant to the Security Documents. Trustee Acts means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales. 1.2 Construction In this Deed: (i) the rules of interpretation contained in clause 1.2 (Interpretation) of the English Guarantee and Security Agreement shall apply to the construction of this Deed, but as if references to the Credit Agreement were to this Deed; and (ii) the Parties intend that this document shall take effect as a deed notwithstanding the fact that a Party may only execute this document under hand.

3 1.3 Third Party Rights (a) Unless expressly provided to the contrary in this Deed, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the Third Parties Act) to enforce or to enjoy the benefit of any term of this Deed. (b) Notwithstanding any term of this Deed, the consent of any person who is not a Party is not required to rescind or vary this Deed at any time. 1.4 The Administrative Agent The Administrative Agent is entitled to all of the rights and benefits of Article IX (Administrative Agents and Other Agents) of the Credit Agreement, and to the extent that Article IX (Administrative Agents and Other Agents) of the Credit Agreement is inconsistent with the provisions of this Deed, the provisions of Article IX (Administrative Agents and Other Agents) of the Credit Agreement shall prevail. 2. TRUST FOR THE SECURED PARTIES (a) The Administrative Agent declares that it shall hold the Transaction Security on trust for those entities which are from time to time Secured Parties. (b) Each of the Parties agrees that the Administrative Agent shall have only those duties, obligations and responsibilities expressly specified in this Deed or in any other Loan Document (and no others shall be implied). 3. APPLICATION OF PROCEEDS 3.1 Order of Application (a) All moneys from time to time received or recovered by the Administrative Agent or any Receiver in connection with the realisation or enforcement of all or any part of the Transaction Security shall be held by the Administrative Agent on trust for the Secured Parties from time to time in accordance with the provisions of this Deed to apply them at such times as the Administrative Agent sees fit, to the extent permitted by applicable law (subject to the provisions of this Clause), in accordance with the terms of the Credit Agreement. (b) This Clause shall not prejudice the right of any Secured Party to recover any shortfall from any Chargor. 3.2 Investment of Proceeds Prior to the application of the proceeds of the Transaction Security in accordance with Clause 3.1 (Order of Application), the Administrative Agent may, at its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Administrative Agent with such financial institution (including itself) for so long as the Administrative Agent shall think fit or as the Required Lenders may direct (the interest being credited to the relevant account) pending the application from time to time of those monies at the Administrative Agent' s discretion in accordance with the provisions of this Clause 3.

4 3.3 Currency Conversion (a) For the purpose of or pending the discharge of any of the Secured Obligations the Administrative Agent may convert any moneys received or recovered by the Administrative Agent from one currency to another, at the spot rate at which the Administrative Agent is able to purchase the currency in which the Secured Obligations are due with the amount received. (b) The obligations of the Chargors to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion. 3.4 Permitted Deductions The Administrative Agent shall be entitled (a) to set aside by way of reserve amounts required to meet, and (b) to make and pay, any deductions (on account of Taxes or otherwise), which it is or may be required by any applicable law to make from any distribution or payment made by it under this Deed, and to pay all Taxes which may be assessed against it in respect of any of the Secured Property, or as a consequence of performing its duties in accordance with this Deed and the Security Documents, or by virtue of its capacity as Administrative Agent under the Security Documents and this Deed or otherwise (other than in connection with its remuneration for performing its duties under this Deed). 3.5 Discharge of Secured Obligations Any payment made to the Lenders in respect of the Secured Obligations by the Administrative Agent shall be a good discharge to the extent of that payment. 3.6 Sums received by Chargors If any of the Chargors receives any sum which, pursuant to any of the Loan Documents, should have been paid to the Administrative Agent, the relevant Chargor shall procure that such sum shall promptly be paid to the Administrative Agent for application in accordance with this Clause and pending such payment, such sum shall be held by that Chargor on trust for the Administrative Agent. 3.7 No Security Interest No part of this Deed is intended to or shall create a registerable Security Interest. 4. ADMINISTRATIVE AGENT'S ACTIONS 4.1 Administrative Agent's Actions Subject to the provisions of this Clause 4: (a) the Administrative Agent may in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Loan Documents which in its absolute discretion it considers to be for the protection and benefit of all the Secured Parties; and

5 (b) at any time after receipt by the Administrative Agent of instructions from the Required Lenders or such other number or percentage of the Lenders as shall be expressly provided for in the Credit Agreement (the "Relevant Lenders"), directing the Administrative Agent to exercise all or any of its rights, remedies, powers or discretions under any of the Loan Documents to enforce any Transaction Security, the Administrative Agent may, and shall if so directed by the Relevant Lenders, take any action as in its sole discretion it thinks fit to enforce the Transaction Security. 4.2 Administrative Agent's Discretions The Administrative Agent may: (a) assume, unless it has, in its capacity as Administrative Agent for the Secured Parties, received actual notice to the contrary, that (a) no Default or Event of Default has occurred and no Chargor is in breach of or in default under its obligations under any of the Loan Documents and (b) any right, power, authority or discretion vested by any Loan Document in any person has not been exercised; (b) engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts (whether obtained by the Administrative Agent or by any other Secured Party) whose advice or services may at any time seem necessary, expedient or desirable; (c) rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party or a Chargor, upon a certificate signed by or on behalf of that person; and (d) refrain from acting in accordance with the instructions of the Relevant Lenders, in accordance with the terms of the Credit Agreement (including bringing any legal action or proceeding arising out of or in connection with the Loan Documents), until it has received any indemnification and/or security that it may in its absolute discretion require (whether by way of payment in advance or otherwise) for all costs, losses and liabilities which it may incur in bringing such action or proceedings. 4.3 Excluded Secured Obligations Notwithstanding anything to the contrary expressed or implied in this Deed or any Security Document, the Administrative Agent shall not: (a) be bound to enquire as to (i) the occurrence or otherwise of any Default or Event of Default or (ii) the performance, default or any breach by a Chargor of its obligations under any of the Loan Documents; (b) be bound to account to any other Secured Party for any sum or the profit element of any sum received by it for its own account;

6 (c) be bound to disclose to any other person (including any Secured Party) (i) any confidential information or (ii) any other information if disclosure would or might in its reasonable opinion constitute a breach of any law or be a breach of fiduciary duty; (d) be under any obligations other than those which are specifically provided for in this Deed and the other Loan Documents; or (e) have or be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with any Chargor. 4.4 Exclusion of Administrative Agent's Liability Without prejudice to section 10.05 (Indemnification by the Borrowers) of the Credit Agreement, unless caused by its gross negligence or wilful misconduct, as determined by the final judgment of a court of competent jurisdiction, the Administrative Agent shall not accept responsibility or be liable for: (a) the adequacy, accuracy and/or completeness of any information supplied by the Administrative Agent or any other person in connection with the Loan Documents or the transactions contemplated in the Loan Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Loan Documents; (b) the legality, validity, effectiveness, adequacy or enforceability of any Loan Document or the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with any Loan Document or the Transaction Security; (c) any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Loan Documents or the Transaction Security or otherwise; (d) the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Loan Documents, the Transaction Security or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Loan Documents or the Transaction Security; or (e) any shortfall which arises on the enforcement of the Transaction Security. 4.5 No Proceedings No Party (other than the Administrative Agent) may take any proceedings against any officer or employee of the Administrative Agent in respect of any claim it might have against the Administrative Agent or in respect of any act or omission of any kind by that officer or employee in relation to any Security Document and any officer or employee of the Administrative Agent may rely on this Clause subject to Clause 1.3 (Third Party Rights) and the provisions of the Third Parties Act.

7 4.6 Own Responsibility It is understood and agreed by each Secured Party at all times that that Secured Party has itself been and will continue to be solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Loan Documents including but not limited to: (a) the financial condition, creditworthiness, condition, affairs, status and nature of each of the Chargors; (b) the legality, validity, effectiveness, adequacy and enforceability of each of the Loan Documents and the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Loan Documents or the Transaction Security; (c) whether that Secured Party has recourse, and the nature and extent of that recourse, against any Chargor or any other person or any of their respective assets under or in connection with the Loan Documents, the transactions contemplated in the Loan Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Loan Documents; (d) the adequacy, accuracy and/or completeness of any information provided by any person in connection with the Loan Documents, the transactions contemplated in the Loan Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Loan Documents; and (e) the right or title of any person in or to, or the value or sufficiency of any part of the Secured Property, the priority of any of the Transaction Security or the existence of any Security Interest affecting the Secured Property, and each Secured Party shall be deemed by their reliance on the terms of this Deed to warrant and represent to the Administrative Agent that it has not relied on and will not at any time rely on the Administrative Agent in respect of any of these matters. 4.7 No responsibility to perfect Transaction Security Unless caused by its gross negligence or wilful misconduct, as determined by the final judgment of a court of competent jurisdiction, the Administrative Agent shall not be liable for any failure to: (a) require the deposit with it of any deed or document certifying, representing or constituting the title of any Chargor to any of the Secured Property; (b) obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Loan Documents or the Transaction Security;

8 (c) register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Loan Documents or of the Transaction Security; (d) take, or to require any of the Chargors to take, any steps to perfect its title to any of the Secured Property or to render the Transaction Security effective or to secure the creation of any ancillary security under the laws of any jurisdiction; or (e) require any further assurances in relation to any Security Document. 4.8 Insurance by Administrative Agent (a) The Administrative Agent shall not be under any obligation to insure any of the Secured Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Loan Documents. The Administrative Agent shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance. (b) Where the Administrative Agent is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by the insurers or any other information of any kind, unless any Secured Party shall have requested it to do so in writing and the Administrative Agent shall have failed to do so within fourteen days after receipt of that request. 4.9 Custodians and Nominees The Administrative Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Administrative Agent may determine, including for the purpose of depositing with a custodian this Deed or any document relating to the trust created under this Deed and the Administrative Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Deed or be bound to supervise the proceedings or acts of any person. 4.10 Acceptance of Title The Administrative Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, such right and title as each of the Chargors may have to any of the Secured Property and shall not be liable for or bound to require the relevant Chargor to remedy any defect in its right or title.

9 4.11 Refrain from Illegality The Administrative Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction which would or might otherwise render it liable to any person, and the Administrative Agent may do anything which is, in the opinion of its legal counsel, necessary to comply with any law, directive or regulation. 4.12 Business with the Chargors The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with any of the Chargors. 4.13 Powers Supplemental The rights, powers and discretions conferred upon the Administrative Agent by this Deed shall be supplemental to the Trustee Acts and in addition to any which may be vested in the Administrative Agent by general law or otherwise. 4.14 Disapplication Section 1 of the Trustee Act 2000 shall not apply to the duties of the Administrative Agent in relation to the trusts constituted by this Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Deed, the provisions of this Deed shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Deed shall constitute a restriction or exclusion for the purposes of that Act. 5. RESIGNATION OF ADMINISTRATIVE AGENT 5.1 Resignation of Administrative Agent (a) The Administrative Agent (in its capacity as security agent and trustee) may resign and a new Administrative Agent may be appointed in accordance with the provisions of section 9.10 (Successor Administrative Agent) of the Credit Agreement. (b) The Loan Parties party hereto will (at their own cost) take such actions and execute such documents as are reasonably required by an Administrative Agent that is resigning in accordance with section 9.10 (Successor Administrative Agent) of the Credit Agreement and any successor agent so that the Transaction Security provides for effective and perfected security in favour of any successor Administrative Agent. 6. CHANGE OF PARTY 6.1 Assignment No Party may assign any of its rights or transfer any of its obligations under this Deed except as expressly contemplated by this Deed or as may be required by law except as a result of a transaction pursuant to section 7.04 (Fundamental Changes) of the Credit Agreement.

10 6.2 Change of Administrative Agent Without prejudice to section 9.10 (Successor Administrative Agent) of the Credit Agreement, any person which is appointed as the Administrative Agent after the date of this Deed in accordance with the provisions of section 9.10 (Successor Administrative Agent) of the Credit Agreement, shall execute and deliver to the outgoing Administrative Agent an Agent Accession Undertaking and, with effect from: (a) the date of acceptance by the outgoing Administrative Agent; and (b) subject to all necessary steps having been taken to transfer and/or, as the case may be, retake (and duly perfect, as required) the Transaction Security (including, without limitation, delivery (and/or filing, as applicable) of all necessary corporate authorities, legal opinions, notices, acknowledgements, certificates of discharge, transfer certificates, share certificates or any other documents of title) or as otherwise stipulated by the Credit Agreement: (i) the outgoing Administrative Agent shall be discharged from further obligations under this Deed and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to such date, its rights under Clause 4 (Administrative Agent' s Actions) and Clause 8 (Taxes, Expenses and Indemnity); and (ii) the replacement Administrative Agent shall assume the same obligations, and become entitled to the same rights, as an Administrative Agent under this Deed as if it had been an original party to this Deed. 6.3 Additional Chargor The Chargors shall procure that any Additional Chargor shall execute and deliver to the Administrative Agent a Chargor Accession Undertaking and with effect from the date of acceptance by the Administrative Agent, the Additional Chargor will become a party to this Deed. 6.4 Credit Agreement The Parties acknowledge section 9.18 (Acknowledgement of Security Trust Deed) of the Credit Agreement. 7. DELEGATION AND ADDITIONAL ADMINISTRATIVE AGENTS 7.1 Delegation (a) The Administrative Agent or any Receiver may delegate by power of attorney or in any other manner to any person any right, power or discretion exercisable by it under this Deed. (b) Any such delegation may be made upon any terms (including power to sub- delegate) which the Administrative Agent or any Receiver may think fit. (c) Neither the Administrative Agent nor any Receiver will be in any way liable or responsible for any loss or liability arising from any act, default, omission or

11 misconduct on the part of any Delegate, except in the case of the Administrative Agent, if such loss or liability resulted from the gross negligence, bad faith, or wilful misconduct of the Administrative Agent, as determined by the final, non- appealable judgment of a court of competent jurisdiction. 7.2 Additional Administrative Agents (a) The Administrative Agent may at any time appoint (and subsequently remove) any person to act as a separate Administrative Agent or as a co-Administrative Agent jointly with it (i) if it considers that appointment to be in the interests of the Secured Parties or (ii) for the purposes of conforming to any legal requirements, restrictions or conditions which the Administrative Agent deems to be relevant or (iii) for obtaining or enforcing any judgment in any jurisdiction, and the Administrative Agent shall give prior notice to the Chargors of any such appointment. (b) Any person so appointed (subject to the terms of this Deed) shall have the rights, powers and discretions (not exceeding those conferred on the Administrative Agent by this Deed) and the duties and obligations as are conferred or imposed by the instrument of appointment. (c) The remuneration the Administrative Agent may pay to any person, and any costs and expenses incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Deed, be treated as costs and expenses incurred by the Administrative Agent. 8. TAXES, EXPENSES AND INDEMNITY (a) Each Chargor must pay, or on an indemnity basis reimburse, any and all amounts for which it is liable in accordance with, and solely to the extent required by, sections 2.08 (Interest), 3.01 (Taxes), 10.4 (Attorney Costs and Expenses), 10.05 (Indemnification by the Borrowers) and 10.19 (Judgment Currency) of the Credit Agreement. (b) And any amount due but unpaid shall carry interest at the rate and on the basis mentioned in Clause 10.3 (Interest).

12 9. AMENDMENTS AND RELEASES 9.1 Amendments Unless the provisions of any Loan Document expressly provide otherwise, the Administrative Agent may, if authorised pursuant to the terms of the Credit Agreement, amend the terms of, waive any of the requirements of, or grant consents under, this Deed or any of the Security Documents, any such amendment, waiver or consent being binding on all the parties to this Deed and the Administrative Agent shall be under no liability whatsoever in this respect unless caused by its own gross negligence or wilful misconduct, as determined by the final judgment of a court of competent jurisdiction. 9.2 Releases Upon a disposal of any of the Secured Property: (a) pursuant to the enforcement of the Transaction Security by a Receiver or the Administrative Agent; or (b) if that disposal is permitted under the Loan Documents, the Administrative Agent shall (at the cost of the Chargors) release that property from the Transaction Security and is authorised to execute, without the need for any further authority from the Secured Parties, any release of the Transaction Security or other claim over that asset and to issue any certificates of non-crystallisation of floating charges that may be required or desirable. 10. MISCELLANEOUS 10.1 Secured Parties' Information The Secured Parties shall provide to the Administrative Agent, such information as the Administrative Agent may reasonably specify as being necessary or desirable to enable the Administrative Agent to perform its functions as Administrative Agent. 10.2 Chargors’ Waiver Each of the Chargors hereby waives, to the extent permitted under applicable law, all rights it may otherwise have to require that the Transaction Security be enforced in any particular order or manner or at any particular time or that any sum received or recovered from any person, or by virtue of the enforcement of any of the Transaction Security or any other security, which is capable of being applied in or towards discharge of any of the Secured Obligations is so applied. 10.3 Interest If a Chargor fails to pay any sums on the due date for payment of that sum the Chargor shall pay interest on such sum (before and after any judgment and to the extent interest at a default rate is not otherwise being paid on that sum) from the date of demand until the date of payment calculated and compounded in accordance with the provisions of section 2.08 (Interest) of the Credit Agreement.

13 11. REMEDIES AND WAIVERS, PARTIAL INVALIDITY 11.1 Remedies and Waivers (a) No failure to exercise, or any delay in exercising, on the part of any Secured Party, any right or remedy under this Deed shall operate as a waiver of that right or remedy, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. (b) The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law. 11.2 Partial Invalidity If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed nor of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby. 12. NOTICES 12.1 Communications in Writing Each communication to be made under or in connection with this Deed shall be made in writing and, unless otherwise stated, shall be made by email, fax or letter. 12.2 Addresses (a) Any notice or other communication herein required or permitted to be given to a party to this Deed shall be sent to the relevant party’s address set out in Clause 12.2(b) or as set forth in the Credit Agreement or any substitute address, fax number or department or officer as the relevant party may notify to the Administrative Agent (or the Administrative Agent may notify to the other parties, if a change is made by the Administrative Agent) by not less than five business days' notice. (b) For the purposes of Clause 12.2(a), the address of each Chargor shall be: Avaya UK Holdings Limited To: Legal Department (UK) Ena Hunter – Corporate Counsel, UK and Ireland Avaya House

14 Cathedral Hill Guildford Surrey GU2 7YL Tel: 01483 308332 Email: ehunter@avaya.com with a copy to: Legal Department (US) Adele Freedman, VP and Deputy GC c/o Avaya Inc. 4655 Great American Parkway Santa Clara, CA 95054 Tel: (408) 562-3400 Email: afreedman@avaya.com Avaya UK To:

15 Legal Department (UK) Ena Hunter – Corporate Counsel, UK and Ireland Avaya House Cathedral Hill Guildford Surrey GU2 7YL Tel: 01483 308332 Email: ehunter@avaya.com with a copy to: Legal Department (US) Adele Freedman, VP and Deputy GC c/o Avaya Inc. 4655 Great American Parkway Santa Clara, CA 95054 Tel: (408) 562-3400 Email: afreedman@avaya.com Avaya International Sales Limited To: The Atrium, Block A, Blackthorn Road, Sandyford Business Park, Sandyford, Dublin 18 Attention: Michael Murray mmurray@avaya.com with a copy to:

16 Legal Department (US) Adele Freedman, VP and Deputy GC c/o Avaya Inc. 4655 Great American Parkway Santa Clara, CA 95054 Tel: (408) 562-3400 Email: afreedman@avaya.com Legal Department (UK) Ena Hunter – Corporate Counsel, UK and Ireland Avaya House Cathedral Hill Guildford Surrey GU2 7YL Tel: 01483 308332 Email: ehunter@avaya.com Avaya Deutschland GmbH To: Theodor-Heuss-Allee 112, 60486 Frankfurt am Main, Germany Attention: Wolfgang Zorn Area Controller DACH with a copy to: Adele Freedman c/o Avaya Inc.

17 4655 Great American Parkway Santa Clara, CA 95054 U.S.A. Michael Lee ROPES & GRAY LLP Prudential Tower, 800 Boylston Street Boston, MA 02199-3600 U.S.A. 12.3 Delivery (a) Any communication or document made or delivered by one person to another under or in connection with this Deed will only be effective: (i) if by way of fax or email, when received in legible form; or (ii) if by way of letter, when it has been left at the relevant address or, as the case may be, five days after being deposited in the post postage prepaid in an envelope addressed to it at that address. (b) Any communication or document to be made or delivered to the Administrative Agent under or in connection with this Deed shall be effective only when actually received by the Administrative Agent and then only if it is expressly marked for the attention of the department or officer identified with the Administrative Agent’s communication details (or any substitute department or officer as the Administrative Agent shall specify for this purpose). 12.4 Notification of address, fax number and email address Promptly upon receipt of notification of an address, fax number and email address or change of address, email or fax number pursuant to Clause 12.2 (Addresses) or changing its own address, email or fax number, the Administrative Agent shall notify the other parties. 12.5 English language (a) Any notice given under or in connection with this Deed must be in English. (b) All other documents provided under or in connection with this Deed must be: (i) in English; or (ii) if not in English, and if so required by the Administrative Agent, accompanied by a certified English translation and, in this case, the

18 English translation will prevail unless the document is a constitutional, statutory or other official document. 13. WINDING-UP OF TRUST AND PERPETUITY PERIOD 13.1 Winding up of Trust If the Administrative Agent determines that (a) all of the Secured Obligations and all other obligations secured by each Security Document have been fully and finally discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (whether actual or contingent) to make advances or provide other financial accommodation to any Loan Party pursuant to the Loan Documents, the trusts set out in this Deed shall be wound up. At that time the Administrative Agent shall, at the request of and at the sole cost of the Chargors, release, without recourse or warranty, all of the Transaction Security then held by it and the rights of the Administrative Agent under each of the Security Documents, at which time each of the Administrative Agent, the Secured Parties and the Chargors shall be released from their obligations under this Deed (save for those which arose prior to such winding-up). 13.2 Perpetuity Period The perpetuity period for the trusts in this Deed is 125 years from the date of this Deed. 14. CHARGORS (a) All communications under this Deed to or from a Secured Party must be sent through the Administrative Agent. (b) Each Chargor (other than Avaya UK Holdings Limited) irrevocably appoints Avaya UK Holdings Limited to act as its agent: (i) to give and receive all communications under the Security Documents or this Deed; (ii) to supply all information concerning itself to any Secured Party; and (iii) to agree and sign all documents under or in connection with this Deed without further reference to any Chargor; this includes any amendment or waiver of this Deed which would otherwise have required the consent of the Chargors. (c) Avaya UK Holdings Limited hereby accepts the appointment under Clause 14(b). (d) Any communication given to Avaya UK Holdings Limited in connection with this Deed will be deemed to have been given also to the other Chargors. (e) The Administrative Agent may assume that any communication made by Avaya UK Holdings Limited is made with the consent of each Chargor.

19 15. COUNTERPARTS This Deed may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument. 16. GOVERNING LAW This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law. 17. ENFORCEMENT 17.1 Jurisdiction of English courts (a) The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a "Dispute"). (b) The parties to this Deed agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary. (c) This Clause 17.1 is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions. 17.2 Waiver of immunity (a) Each Chargor irrevocably and unconditionally: (i) agrees not to claim any immunity from proceedings brought by a Secured Party against it in relation to this Deed and to ensure that no such claim is made on its behalf; (ii) consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and (iii) waives all rights of immunity in respect of it or its assets. 17.3 Service of process (a) Without prejudice to any other mode of service allowed under any relevant law, each Chargor not incorporated in England and Wales irrevocably appoints Avaya UK Holdings Limited as its agent under this Deed for service of process in any proceedings before the English courts in connection with this Deed (and Avaya UK Holdings Limited, by its execution of this Deed, accepts that appointment). (b) If any person appointed as process agent under this Clause is unable for any reason to so act, the Avaya UK Holdings Limited (on behalf of all the Chargors) must immediately (and in any event within 3 Business Days of such event taking

20 place) appoint another agent on terms acceptable to the Administrative Agent. Failing this, the Administrative Agent may appoint another process agent for this purpose. (c) Each Chargor agrees that failure by a process agent to notify it of any process will not invalidate the relevant proceedings. 17.4 Waiver of trial by jury EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS DEED OR ANY TRANSACTION CONTEMPLATED BY THIS DEED. THIS DEED MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT. THIS DEED has been executed and delivered as a deed on the date stated at the beginning of this Deed.

21 SCHEDULE 1 ORIGINAL CHARGORS (1) AVAYA UK HOLDINGS LIMITED (registered number 04036659) with its registered office at 25 Moorgate, London EC2R 6AY. (2) AVAYA UK (registered number 03049861) with its registered office at Avaya House, Cathedral Hill, Guildford, Surrey GU2 7YL. (3) AVAYA INTERNATIONAL SALES LIMITED a limited liability company incorporated under the laws of Ireland. (4) AVAYA DEUTSCHLAND GMBH a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany.

22 SCHEDULE 2 FORM OF AGENT ACCESSION UNDERTAKING To: [Insert full name of current Administrative Agent], for itself and as agent and trustee for the Secured Parties (as such term is defined in the Security Trust Deed (as defined below)); and THIS UNDERTAKING is made on [date] by [new Administrative Agent] (the Acceding Agent) in relation to the Security Trust Deed (the Security Trust Deed) dated [●], between, inter alios, [●] as current Administrative Agent and the Secured Parties named therein. Terms defined in the Security Trust Deed shall bear the same meanings when used in this Undertaking. In consideration of the Acceding Agent being accepted for the purposes of the Security Trust Deed, the Acceding Agent hereby confirms that, as from [date], it intends to be party to the Security Trust Deed as the Administrative Agent, undertakes to perform all the obligations expressed in the Security Trust Deed to be assumed by the Administrative Agent and agrees that it shall be bound by all the provisions of the Security Trust Deed, as if it had been an original party to the Security Trust Deed. This Undertaking shall be governed by and construed in accordance with English law. THIS UNDERTAKING has been entered into on the date stated above. Acceding Administrative Agent By: Address for Notices: Fax: For attention of

23 Accepted and agreed by: ----------------------------------------------- For and on behalf of [existing Administrative Agent] By: Date:

24 SCHEDULE 3 FORM OF CHARGOR ACCESSION UNDERTAKING To: [ ] as Administrative Agent From: Avaya UK Holdings Limited and [Proposed Additional Chargor] Date: [ ] Security Trust Deed dated [ ] 2015 (the Security Trust Deed) We refer to the Security Trust Deed. This is a Chargor Accession Undertaking. 1. [Name of company] of [address/registered office] (the Additional Chargor) agrees to become a party under the Security Trust Deed and to be bound by the terms of the Security Trust Deed as an Additional Chargor. 2. With effect from the date of this Deed: (a) the Additional Chargor will become a party to the Security Trust Deed as a Chargor; (b) the Additional Chargor will be bound by all the terms of the Security Trust Deed which are expressed to be binding on a Chargor; (c) the Security Trust Deed will be read and construed for all purposes as if the Additional Chargor had been an original party in the capacity of a Chargor; (d) any reference in the Security Trust Deed to "this Deed" and similar phrases will include this Chargor Accession Undertaking; and (e) Avaya UK Holdings Limited, for itself and as agent for each of the Chargors, agrees to all matters provided for in this Chargor Accession Undertaking. 3. It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand. 4. This Chargor Accession Undertaking has been executed and delivered as a deed on the date stated at the beginning of this Chargor Accession Undertaking and is governed by English law.

25 1243209-LONSR01A - MSW The Additional Chargor Executed as a deed by ) ... .. .. ... .. .. ... .. .. .. ... .. .. .. . ... .. .. . Director [ ] ) acting by ) and ) ... .. .. ... .. .. ... .. .. .. ... .. .. .. . ... ..… Director/Secretary Chargors Executed as a deed by ) Avaya UK Holdings Limited ) ... .. .. ... .. .. ... .. .. .. ... .. .. .. . ... .. .. . Director (for itself and as agent for each ) of the Chargors party to ) the Security Trust Deed ) referred to in this Deed) ) ... .. .. ... .. .. ... .. .. .. ... .. .. .. . ... ..… Director/Secretary acting by ) The Administrative Agent [ ] By: